UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024,

Chicago, Illinois 60654

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.Completion of Acquisition or Disposition of Assets

EIS Business Acquisition

On October 2, 2017, Allscripts Healthcare, LLC, a North Carolina limited liability company (“Purchaser”) and wholly-owned subsidiary of Allscripts Healthcare Solutions, Inc., a Delaware corporation (“Allscripts”, “we”, “us” and “our”), completed the transactions contemplated by a purchase agreement (the “Purchase Agreement”) with McKesson Corporation, a Delaware corporation (“McKesson”), pursuant to which Purchaser purchased McKesson’s Enterprise Information Solutions (EIS) Business division (the “EIS Business”) by acquiring all of the outstanding equity interests of two indirect, wholly-owned subsidiaries of McKesson: (i) PF2 EIS LLC, a Delaware limited liability company, and (ii) PF2 Enterprise Information Solutions Canada ULC, an unlimited liability corporation organized under the laws of British Columbia. Purchaser paid to McKesson $185 million as consideration for the EIS Business. The purchase price is subject to adjustments for net working capital and net debt.

As contemplated by the Purchase Agreement, McKesson and Purchaser also entered into a transition services agreement, pursuant to which McKesson will provide certain transition services to Purchaser, and a cross license agreement, pursuant to which each of McKesson and Purchaser will license certain intellectual property to the other party.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to our Form 8-K filed with the Securities and Exchange Commission on August 4, 2017, which is incorporated herein by reference.

Item 7.01.Regulation FD Disclosure

On October 2, 2017, Allscripts issued a press release announcing the closing of the transaction described above under Item 2.01. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Forward-Looking Statements and Risk Factors

This Current Report on Form 8-K, including the press release referenced herein, contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact or pattern. Forward-looking statements can also be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” and similar terms. Forward-looking statements are not guarantees of future performance. Actual results could differ significantly from those set forth in the forward-looking statements, and reported results should not be considered an indication of future performance. Certain factors that could cause our actual results to differ materially from those described in the forward-looking statements include, but are not limited to, those discussed in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission (our “Form 10-K”) under the heading “Risk Factors” and elsewhere. The following discussion should be read in conjunction with the unaudited consolidated financial statements and notes thereto included in Part I, Item 1, “Financial Statements (unaudited)” in our Form 10-Q for the quarterly period ended June 30, 2017 filed with the Securities and Exchange Commission, as well as our Form 10-K. We assume no obligation to revise or update any forward-looking statements for any reason, except as required by law.

Our business, financial condition, operating results and stock price can be materially and adversely affected by a number of factors, whether currently known or unknown, including, but not limited to, those described below. Any one or more of such factors, some of which are outside of our control, could directly or indirectly cause our actual financial condition and operating results to vary materially from our past or anticipated future financial condition or operating results.

Because of the following factors, as well as other factors affecting our financial condition and operating results, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

Our acquisition of the EIS Business is subject to material risks and uncertainties

The success of our acquisition of the EIS Business will depend, in part, on our ability to achieve the expected benefits of the acquisition and to integrate our existing businesses with the EIS Business, including the integration of products and technologies.  This integration will be complex, costly and time-consuming and will involve numerous risks, including, but not limited to, unanticipated expenses and the diversion of financial, managerial, and other resources from both our existing operations and those of the EIS Business. If we fail to successfully integrate the EIS Business, we may not be able to achieve projected results or support the amount of consideration paid for the EIS Business, which could materially and adversely impact our business, financial condition and operating results. In addition, as previously announced by McKesson, the Horizon Clinicals product line of the EIS Business will be sunset in March 2018.  The transition away from the Horizon Clinicals product line may involve anticipated and unanticipated costs and liabilities, including severance costs, customer attrition and customer claims relating to such transition, any of which could materially and adversely impact our business, financial condition and operating results.

In addition, as previously announced by McKesson, the EIS Business is subject to a May 2017 civil investigative demand (CID) from the U.S. Attorney’s Office for the Eastern District of New York.  The CID requests documents and information related to the certification McKesson obtained in connection with the U.S. Department of Health and Human Services’ Electronic Health Record Incentive Program.  In our purchase agreement with McKesson, McKesson has agreed, with respect to the CID, to indemnify Allscripts for amounts paid or payable to the government (or any private relator) involving any products or services marketed, sold or licensed by the EIS Business as of or prior to the closing of the transactions contemplated by the purchase agreement.  If the CID results in non-monetary relief, significant compliance or litigation costs, or any losses to Allscripts that are not covered by the indemnification from McKesson, such relief, costs or losses could materially and adversely impact our business, financial condition and operating results.

Item 9.01.Financial Statements and Exhibits.

(a)Financial statements of businesses acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, Allscripts intends to file the historical financial statements required by Item 9.01(a) of Form 8-K as an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed. Pursuant to authority in Rule 3-13 of Regulation S-K, the staff of the Securities and Exchange Commission will not object if Allscripts files audited abbreviated statements of assets acquired and liabilities assumed and of revenues and direct expenses (“Abbreviated Financial Statements”), in satisfaction of the requirements of Rule 3-05 of Regulation S-X, and is also permitting Allscripts to file two years of audited Abbreviated Financial Statements in lieu of the three years otherwise required under Rule 3-05 of Regulation S-X.

(b)Pro forma financial information.

As permitted by Item 9.01(b)(2) of Form 8-K, Allscripts intends to file the pro forma financial information required by Item 9.01(b) of Form 8-K as an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed. The pro forma financial information will be prepared using the Abbreviated Financial Statements.

(d)Exhibits

Exhibit No.	Description

2.1

Purchase Agreement, dated as of August 1, 2017, by and between McKesson Corporation and Allscripts Healthcare, LLC. (filed as exhibit 2.1 to the Current Report on Form 8-K filed on August 4, 2017 and incorporated herein by reference)

99.1	Press Release issued by Allscripts Healthcare Solutions, Inc. on October 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
Date: October 2, 2017
	By:	/s/ Brian P. Farley
Brian P. Farley Executive Vice President, General Counsel and Chief Administrative Officer